UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/30/2006

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant's telephone number including area code	IRS Employer Identification Number
000-50408	Armstrong Holdings, Inc. PA P.O. Box 3001, Lancaster, PA 17604 717-397-0611	23-3033414
001-02116	Armstrong World Industries, Inc. PA P.O. Box 3001, Lancaster, PA 17604 717-397-0611	23-0366390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

Testimony has concluded in the confirmation hearing in the U.S. District Court for the Eastern District of Pennsylvania on Armstrong World Industries, Inc.'s Fourth Amended Plan of Reorganization, as modified February 21, 2006, (the "POR"). The Judge has set oral arguments in the matter for July.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Armstrong Holdings, Inc.

Date: May 30, 2006	By:	/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel and Assistant Secretary

Armstrong World Industries, Inc.

Date: May 30, 2006	By:	/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel and Assistant Secretary